                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 1, 2001.



                               Capital One Bank
                       ---------------------------------
           (Originator and Servicer of the Capital One Master Trust)
                               on behalf of the
                           Capital One Master Trust
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

         Virginia                          0-23750                   54-1719855
-------------------------------    ------------------------    ----------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification
Incorporation)                                                 Number)

       11013 West Broad Street
        Glenn Allen, Virginia                            23060
---------------------------------------                ----------
(Address of Principal Executive Office)                (Zip Code)

Registrant's telephone number, including area code (804) 967-1000


                                      N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On November 1, 2001 the Capital One Master Trust issued its Class A 4.60% Asset Backed Certificates, Series 2001-8 and its Class B Floating Rate Asset Backed Certificates, Series 2001-8.

Item 6.  Not Applicable.

Item 7.  Exhibits.

         The following is filed as Exhibits to this Report under Exhibit 4.1.

     Exhibit 4.1  Series 2001-8 Supplement dated November 1, 2001.

Item 8.  Not Applicable.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank as Servicer of and on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By: CAPITAL ONE BANK,
                                        as Servicer



                                    By: /s/ Bonnie A. Seideman
                                        ----------------------
                                    Name: Bonnie A. Seideman
                                    Title: Manager of Securitization

                                       3
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                                 EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

4.1       Series 2001-8 Supplement dated November 1, 2001.

                                       4